Exhibit 99.1

Student Loan Finance Corporation

Quarterly Report Pursuant to Section 6.2 of the Indenture and

Section 21d of the Servicing Agreement (Unaudited)

Education Loans Incorporated

Student Loan Asset-Backed Notes, Series 2005-1A & 2005-1B

Report for the Three Months Ended November 30, 2005

I.	Identification of Notes

	Cusip #	Final Maturity	Interest Rate	Principal Balance
Description				August 31, 2005	November 30, 2005
Senior Series 2005-1A1 Notes	280907 BU 9	June 25, 2013	3-Mo LIBOR + 0.01%	$100,000,000	$60,884,000
Senior Series 2005-1A2 Notes	280907 BV 7	December 26, 2016	3-Mo LIBOR + 0.06%	250,000,000	250,000,000
Senior Series 2005-1A3 Notes	280907 BW 5	September 25, 2024	3-Mo LIBOR + 0.10%	355,000,000	355,000,000
Subordinate Series 2005-1B Notes	280907 BX 3	June 25, 2035	3-Mo LIBOR + 0.55%	45,000,000	45,000,000

				$750,000,000	$710,884,000

II.	Total Asset Percentage

	November 30, 2005	Application of Available Funds	Adj Balance at Dec 27, 2005
Value of Trust Estate
Principal Balance of Eligible Loans	$609,665,802.88		$609,665,802.88
Accrued Borrower Interest	6,471,049.18		6,471,049.18
Accrued Government Interest	1,008,576.13		1,008,576.13
Accrued Special Allowance Payments	1,785,274.20		1,785,274.20
Acquisition Account	567,935.82		567,935.82
Collection Account	71,113,519.39	(71,112,803.72)	715.67
Reserve Account:
Amount in Excess of Reserve Requirement	391,160.00	(391,160.00)	0.00
Balance of Reserve Account	7,108,840.00		7,108,840.00
Accrued Interest on Investment Accounts	14,441.11		14,441.11

Total Value of Trust Estate	698,126,598.71	(71,503,963.72)	626,622,634.99

Principal Amount of Outstanding Notes	710,884,000.00	(63,582,000.00)	647,302,000.00

Difference	$(12,757,401.29)	$(7,921,963.72)	$(20,679,365.01)

Total Asset Percentage			96.81%

III.	Changes in Account Balances

A.	Acquisition Account

		Amount
Balance at August 31, 2005		$12,186,593.67
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$(11,506,183.30)
Accrued Interest Acquired	0.00
Premiums and Related Acquisition Costs	(112,474.55)

Net Cost of Loans Acquired		(11,618,657.85)

Balance at November 30, 2005		$567,935.82

B.	Collection Account

Amount
Balance at August 31, 2005	$46,837,502.03
Increase in Net Available Funds	71,113,309.00
Distribution of Available Funds (Pursuant to Indenture Section 5.6)	(46,837,291.64)

Balance at November 30, 2005	$71,113,519.39

C.	Reserve Account

Amount
Balance at August 31, 2005	$7,500,000.00
Additions From Collection Account	0.00
Less Withdrawals During Period	0.00

Balance at November 30, 2005	$7,500,000.00

IV.	Available Funds to be Distributed on Dec 27, 2005

A.	Available Funds

Amount
Available Funds in Collection Account not Paid on Prior Quarterly Payment Date	$210.39

Increase in Collection Account During Period:
Principal Collections	$64,531,731.26
Borrower Interest Collections	3,751,437.73
Late Fees Collected	51,112.86
Investment Income Receipts	575,052.35
Government Interest and Special
Allowance Payments Collected	3,649,695.91
Less Payments of:
Servicing Fees	(1,031,154.82)
Consolidation Loan Rebate Fees	(414,566.29)

Total Collection Account Increase During Period	71,113,309.00

Total Available Funds in Collection Account	71,113,519.39
Reserve Account in excess of Reserve Requirement	391,160.00

Total Available Funds	$71,504,679.39

B.	Distribution Amounts

1) Idemnification Payment	$0.00
2a) Primary Servicing Fees for Preceding Month	506,153.49
2b) Trustee Fees for the Preceding Quarter	26,658.15
3) Senior Noteholders’ Interest Distribution Amount	6,870,429.63
4) Senior Noteholders’ Principal Distribution Due at Stated Maturity	0.00
5) Subordinate Noteholders’ Interest Distribution Amount	518,722.45
6) Reserve Account to Increase to Reserve Account Requirement	0.00

7) Remaining Balance Available for Principal Payments	$63,582,715.67

C.	Principal Distribution Amounts

Applied to Series 2005-1A1 Notes	$60,884,000.00

Rate per $1,000	$608.84

Applied to Series 2005-1A2 Notes	$2,698,000.00

Rate per $1,000	$26.98

D. Total Distribution Amounts	$71,503,963.72

V.	Schedule of Noteholder’s Interest Due Dec 27, 2005

Description	Principal Balance	Days in Period	Applicable Interest Rate	Interest Due
Senior Series 2005-1A1 Notes	$60,884,000	92	3.971%	$617,800.03
Senior Series 2005-1A2 Notes	250,000,000	92	4.021%	2,568,735.83
Senior Series 2005-1A3 Notes	355,000,000	92	4.061%	3,683,893.77

Total-Senior Series				6,870,429.63
Subordinate Series 2005-1B Notes	45,000,000	92	4.511%	518,722.45

Total-All Series				$7,389,152.08

VI.	Student Loan Information

A.	Student Loan Principal Outstanding for the Three Months Ended November 30, 2005

Amount
Balance at August 31, 2005	$661,289,840.96
Loans Purchased / Originated	11,506,183.30
Capitalized Interest	1,443,276.37
Less Principal Payments Received	(64,531,731.26)
Less Sale of Loans	(10,072.37)
Other Increases (Decreases)	(31,694.12)

Balance at November 30, 2005	$609,665,802.88

B.	Composition of Student Loan Portfolio as of November 30, 2005

Amount
Aggregate Outstanding Principal Balance	$609,665,802.88
Number of Borrowers	82,503
Average Outstanding Principal Balance Per Borrower	$7,390
Number of Loans (Promissory Notes)	180,129
Average Outstanding Principal Balance Per Loan	$3,385
Weighted Average Interest Rate	4.69%

C.	Distribution of Student Loan Portfolio by Loan Type as of November 30, 2005

Loan Type	Outstanding Principal Balance	Percent
Stafford - Subsidized	$225,196,780.80	36.9%
Stafford - Unsubsidized	188,050,677.86	30.8%
Stafford - Nonsubsidized	5,642.02	0.0%
PLUS	38,329,840.47	6.3%
SLS	23,612.60	0.0%
Consolidation	158,059,249.13	25.9%

Total	$609,665,802.88	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of November 30, 2005

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$37,432,866.98	6.1%
3.00% to 3.49%	63,738,305.56	10.5%
3.50% to 3.99%	28,082,040.16	4.6%
4.00% to 4.49%	21,490,844.12	3.5%
4.50% to 4.99%	201,957,924.20	33.1%
5.00% to 5.49%	213,104,437.48	35.0%
5.50% to 5.99%	1,496,881.79	0.2%
6.00% to 6.49%	40,948,180.39	6.7%
6.50% to 6.99%	629,623.58	0.1%
7.00% to 7.49%	344,099.04	0.1%
7.50% to 7.99%	152,785.51	0.0%
8.00% to 8.49%	206,419.30	0.0%
8.50% or Greater	81,394.77	0.0%

Total	$609,665,802.88	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of November 30, 2005

Status	Number of Loans	Outstanding Principal Balance	% of Principal
Interim
School	35,487	$108,361,117.38	17.8%
Grace	11,410	30,736,662.70	5.0%

Total Interim	46,897	139,097,780.08	22.8%

Repayment
Active
Current	73,988	293,933,806.79	48.2%
31 to 60 Days	5,758	16,230,243.79	2.7%
61 to 90 Days	3,378	9,113,844.85	1.5%
91 to 120 Days	2,952	7,346,095.27	1.2%
121 to 180 Days	5,918	14,106,216.64	2.3%
181 to 270 Days	3,142	8,193,630.39	1.3%
Over 270 Days	314	803,034.75	0.1%
Claims Filed, Not Yet Paid	3,532	8,400,569.74	1.4%
Deferment	26,144	82,200,481.95	13.5%
Forbearance	8,106	30,240,098.63	5.0%

Total Repayment	133,232	470,568,022.80	77.2%

	180,129	$609,665,802.88	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of November 30, 2005

Guarantee Agency	Outstanding Principal Balance	Percent
AES/Pennsylvania Higher Education Assistance
Agency	$302,902.49	0.0%
California Student Aid Commission	42,144,112.76	6.9%
Colorado Student Loan Program	147,794,900.45	24.2%
Education Assistance Corporation	340,541,892.05	55.9%
Educational Credit Management Corporation	16,428,217.51	2.7%
Great Lakes Higher Education Guaranty Corporation	14,189,992.24	2.3%
National Student Loan Program	8,721,946.02	1.4%
Northwest Education Loan Association	26,244,943.49	4.3%
Student Loans of North Dakota	6,561,055.61	1.1%
United Student Aid Funds, Inc	6,417,338.14	1.1%
Other Guarantee Agencies	318,502.12	0.1%

Total	$609,665,802.88	100.0%